
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 11, 1997


                       Armstrong World Industries, Inc.
            (Exact name of registrant as specified in its charter)


        Pennsylvania                  1-2116               23-0366390
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)              File Number)     (Identification Number)



313 West Liberty Street, P.O. Box 3001, Lancaster, Pennsylvania        17604
           (Address of principal executive offices)                  (ZIP Code)


      Registrant's telephone number, including area code:  (717) 397-0611
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Item 5.  Other Events.
         ------------

     The registrant announced that on June 11, 1997 it has commenced an action in the Ontario Court (General Division) against the directors of Domco Inc., a Canadian corporation (MSE: DOC; TSE: DOC), and against Sommer Allibert, S.A., a
French corporation that is the controlling shareholder of Domco. Previously, the registrant announced its intention to commence an all cash offer to purchase all of the outstanding shares of Domco at CDN$23.00 per share, equivalent to US$16.67, for a total purchase price of CDN$488, equivalent to US$354 million.
The press release attached hereto as Exhibit 99.01, more fully describes the notice of action and the relief sought by the registrant.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

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

 Exhibit No.            Description              Reference
 -----------            -----------              ---------

99.01          Press Release (June 11, 1997)   Filed herewith
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ARMSTRONG WORLD INDUSTRIES, INC.


Dated: June 11, 1997          By:     /s/ L.A. Pulkrabek
                                  --------------------------------
                                          L. A. Pulkrabek
                                  Senior Vice President, Secretary
                                        and General Counsel


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                                 Exhibit Index
                                 -------------
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

                                               Sequential Page No. or
Exhibit No.             Description                  Reference
-----------             -----------                  ---------

  99.01        Press Release (June 11, 1997)   Filed herewith at page 5


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